UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Earliest Event Reported: July 21, 2005

                              X-RITE, INCORPORATED

                          (Exact name of registrant as
                            specified in its charter)

       Michigan                   000-14800                    38-1737300
   (State or other               (Commission                  (IRS Employer
   jurisdiction of               File Number)               Identification no.)
   incorporation)

         3100 44th Street S.W.
         Grandville, Michigan                                     49418
 (Address of principal executive office)                        (Zip Code)

                         Registrant's telephone number,
                              including area code:
                                 (616) 534-7663


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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) [GRAPHIC OMITTED]
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Item 2.02     Results of Operations and Financial Conditions

On July 21, 2005, X-Rite, Incorporated issued a press release announcing results for its second quarter ended July 1, 2005. A copy of the news release is attached as an Exhibit to this Form 8-K.


Item 9.01     Financial Statements and Exhibits.
              ----------------------------------

              Exhibits

                  99.1 -    Press Release dated July 21, 2005.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

Dated:  July 21, 2005               X-RITE, INCORPORATED


                                    By: /s/ Mary E. Chowning
                                       -----------------------------------------
                                       Mary E. Chowning
                                       Chief Financial Officer